Exhibit 32.1
                       FNB FINANCIAL SERVICES CORPORATION

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                   Certification Pursuant to 18 U.S.C. ss.1350

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      Pursuant to 18 U.S.C. ss.1350, as adopted pursuant to Section 906 of the
Sarbanes-Oxley Act of 2002, the undersigned, Ernest J. Sewell, Chief Executive Officer, and Michael W. Shelton, Chief Financial Officer, of FNB Financial Services Corporation ("FNB"), hereby certifies, to his or her knowledge, that:

      1) FNB's Quarterly Report on Form 10-Q for the quarter ended June 30, 2003, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      2) the information contained in FNB's Quarterly Report on Form 10-Q for the quarter ended June 30, 2003, fairly presents, in all material respects, the financial condition and results of operations of FNB.

      EXECUTED this 12th day of August, 2003.


                                          /s/ Ernest J. Sewell
                                          --------------------------------------
                                          Ernest J. Sewell,
                                           Chief Executive Officer of
                                           FNB Financial Services Corporation


                                          /s/ Michael W. Shelton
                                          --------------------------------------
                                          Michael W. Shelton,
                                           Chief Financial Officer of
                                           FNB Financial Services Corporation


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